UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 3, 2004

Schlotzsky's, Inc.

(Exact name of registrant as specified in its charter)

Texas	0-27008	74-2654208

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

203 Colorado Street, Suite 600

Austin, Texas 78701

(Address of principal executive offices)  (Zip code)

(512) 236-3800

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Item 3.                        Bankruptcy or Receivership.

On August 3, 2004, Schlotzsky’s, Inc., a Texas corporation (the “Company”), and certain subsidiaries of the Company, including 56th & 6th, Inc., a Texas corporation, DFW Restaurant Transfer Corp., a Texas corporation, RAD Acquisition Corp., a Texas corporation, San Felipe, LLC, a Texas limited liability company, Schlotzsky’s Brand Products, LLC, a Delaware limited liability company, Schlotzsky’s Franchise Operations, LLC, a Delaware limited liability company, Schlotzsky’s Franchisor, LLC, a Delaware limited liability company, Schlotzsky’s Real Estate, Inc., a Texas corporation, and Schlotzsky’s Restaurants, Inc., a Texas corporation (together with the Company, the “Debtors,” and, each, a “Debtor”), filed voluntary petitions for relief under Chapter 11 of Title 11, United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Western District of Texas, San Antonio Division (the “Bankruptcy Court”).  The petitions do not cover certain other affiliates of the Company or Schlotzsky’s N.A.M.F., Inc., a Texas corporation, or Schlotzsky's NAMF Funding, LLC, a Delaware limited liability company.  The Debtors intend to continue to conduct their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.  As of the filing of this report, no trustee has been appointed in the Chapter 11 proceedings.

Item 7.                        Financial Statements and Exhibits.

            (c)        Exhibits.

            The following exhibit and the information therein are furnished pursuant to Item 9 of this report and shall not be deemed or considered to be “filed” under the Exchange Act or for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, shall not be deemed an admission as to the materiality of the any such information that is required to be disclosed solely by Regulation FD, and shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act.

Exhibit Number	Description of Exhibit
99.1	Press Release dated August 3, 2004 issued by Schlotzsky’s, Inc. (regarding Chapter 11 bankruptcy filings of Schlotzsky’s, Inc. and certain subsidiaries of Schlotzsky’s, Inc.)

Item 9.                        Regulation FD Disclosure.

            The following information is furnished pursuant to Item 9 of this report and shall not be deemed or considered to be “filed” under the Exchange Act or for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, shall not be deemed an admission as to the materiality of the any such information that is required to be disclosed solely by Regulation FD, and shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act.

On August 3, 2004, the Company issued a press release regarding the Chapter 11 bankruptcy filings of the Debtors.  A copy of the press release is furnished as Exhibit 99.1 hereto.  There can be no assurance that any debtor-in-possession financing will be available to any Debtor or obtained by any Debtor at all.  Certain Debtors may be in default under certain material agreements, including, without limitation, that certain Amended and Restated Promissory Note dated December 29, 2003 from DFW Restaurant Transfer Corp. to NS Associates I, Ltd.

FORWARD-LOOKING STATEMENTS

This report and the press release furnished as Exhibit 99.1 hereto may contain statements deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act.  Any statement that is not a statement of historical fact may be deemed to be a forward-looking statement.  Forward-looking statements are not meant to predict or guarantee actual results, performance, events, or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates, and assumptions and are subject to a number of risks and uncertainties, many of which are beyond our control.  Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties.  Forward-looking statements may include, without limitation, statements concerning business, financial, growth, and financing strategies and objectives, costs and earnings projections, new restaurant development, future Schlotzsky's brand products, and assumptions relating to any of these statements.  Factors that may influence forward-looking statements or cause actual results to differ materially from those described or anticipated by the forward-looking statements may include, without limitation, the ability of any Debtor to continue as a going concern; the ability of any Debtor to obtain adequate debtor-in-possession financing; the ability of any Debtor to operate pursuant to the terms of any debtor-in-possession financing; the ability of any Debtor to obtain court approval with respect to motions in the Chapter 11 proceedings; the ability of any Debtor to develop, prosecute, confirm, and consummate one or more plans of reorganization with respect to the Chapter 11 cases; the risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Debtors to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee, or to convert the cases to Chapter 7 cases; the ability of any Debtor to obtain and maintain normal relationships and terms with vendors, service providers, and existing and prospective franchisees; the ability of any Debtor to maintain contracts that are critical to the business and operations of such Debtor; the potential adverse impact of the Chapter 11 cases on the liquidity and/or results of operations of any Debtor; the ability of any Debtor to fund and execute the business plan of such Debtor; the ability of any Debtor to attract, motivate, and retain key executives, employees, and multi-unit and single-unit franchisees; the ability of any Debtor and the franchisees to attract and retain customers; demand and increased competition within the restaurant industry and the markets in which any Debtor operates; general economic conditions; labor costs, food costs, financing costs, and the costs and availability of insurance; the results of arbitration and litigation; the ability of any Debtor to sell Debtor-owned restaurants and/or any other asset of such Debtor, as applicable; and stock volatility and illiquidity.

Because of the risks and uncertainties related to these factors and other factors, including the terms of any reorganization plan ultimately confirmed, readers are cautioned not to place undue reliance on the forward-looking statements.  There can be no assurance that any events or results described in any forward-looking statement will actually occur or be achieved.  These factors may affect the value of the various pre-petition liabilities, common stock, and/or other equity and/or debt securities of the Debtors.  No assurance can be given as to what values, if any, will be ascribed to each of these constituencies in the bankruptcy proceedings, and it is possible that the equity of the Debtors will be restructured in a manner that will substantially reduce or eliminate any remaining value.  We undertake no obligation to publicly revise the forward-looking statements to reflect events or circumstances that arise after the date hereof or to reflect the occurrence of unanticipated events or circumstances.  Readers should carefully review the risk factors described above and in other documents filed by the Company with the SEC.  Readers are specifically directed to the discussion under “Risk Factors” in the Company’s most recent Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schlotzsky’s, Inc.

By:                   /s/ David Samuel Coats

Name:  David Samuel Coats

Title:     President and Chief Executive Officer

Date:    August 3, 2004

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated and issued August 3, 2004 by Schlotzsky’s, Inc. (regarding Chapter 11 bankruptcy filings of Schlotzsky’s, Inc. and certain subsidiaries of Schlotzsky’s, Inc.)

EXHIBIT 99.1

Press Release